(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
August 31, 2001


Merrill Lynch
Senior Floating
Rate Fund II, Inc.


www.mlim.ml.com


Merrill Lynch Senior Floating Rate Fund II, Inc. seeks to provide shareholders with as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use to shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Senior Floating
Rate Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Senior Floating Rate Fund II, Inc.


DEAR SHAREHOLDER

Investment Approach
The Fund consists principally of participations in leveraged bank loans. These loans are generally senior secured floating rate investments. In response to general economic events and trends, the bank loan market tends to move in a similar direction, but with less volatility, as the high-yield bond market. The linkage between the two markets can be ascribed to the fact that the issuers of debt as well as the buyers of that debt tend to participate in both markets (based on similar credit rating and risk/reward profiles of the markets). The lower price volatility of bank loan investments is caused by two factors. First, bank loans are generally senior secured obligations and, thus, they offer investors principal protection that the unsecured bonds do not. Second, bank loans are generally floating rate instruments and, therefore, their principal value does not move inversely to interest rate movements, as is the case with fixed-income bonds.


Market Review
The year ended August 31, 2001 can be segmented into two distinct investment periods in the high-yield and leveraged loan markets. During the second half of 2000, these markets operated in a very negative credit environment, culminating in total withdrawals from high-yield mutual funds in excess of $10 billion for full year 2000. At the beginning of 2001, the markets began to rally in response to the Federal Reserve Board's first interest rate cut of 2001. Flows into the high-yield market reversed course and, despite a few setbacks during the first eight months of 2001, ended up at a net inflow of $8.5 billion. Since many participants in the high-yield market also invest in the bank loan market, the increased demand for leveraged finance product caused by this additional market liquidity resulted in an uptick in market prices of par names in the bank loan market.

Also helping fuel the demand for quality bank loan names was the continued growth of the collateralized debt obligation market, which is outpacing that of mutual funds. In response to increased investor demand for quality product, $60 billion in new bank loans was brought to market by July 31, 2001. However, more than half of these transactions represented refinancing of existing deals and, therefore, did not solve portfolio managers' problem of high cash balances. It should be noted, though, that while par and near par names enjoyed a revival during 2001, stressed and distressed names saw their bid-ask spreads widen.

One of the most noteworthy developments in both the leveraged loan and high-yield markets during the past 12 months has been the sharp improvement in the terms of new transactions. For example, we are seeing tighter financial covenants (such as, leverage ratios and interest coverage ratios) as well as stronger security and seniority rights backed up by more credible collateral packages. These terms have been coupled with higher spreads, making the new-issue market very attractive. This tightening of credit terms is a reaction to the high default rates currently being reported. The Moody's Investors Service bond default rate rose to 9.9% at July 31, 2001. The good news is that the rate of increase in defaults has been slowing, and we believe that it will level off and eventually decrease as we make our way through 2002. The default rate is, of course, a lagging indicator and the higher rate the market is experiencing presently reflects the lax underwriting standards we saw in the market in 1997 and 1998 up until the Russian default crisis in August. Empirically, we've gauged that it takes roughly
3.5 years for a bond issue to default. This would suggest the market is nearing its peak in default rates as this 1998 "vintage" works its way through the financial markets. On the economic front, the Federal Reserve Board has demonstrated its commitment to providing growth impetus to the market without spurring inflation by cutting the discount rate several times throughout the period.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2001


Investment Review
The Fund's effective net yield for the 12-month period ended
August 31, 2001 was 7.51%, compared to a yield of 7.81% for the same period a year earlier. For the same period, the Fund's total investment return was +4.25%, based on a change in per share net asset value from $9.87 to $9.55, and assuming reinvestment of $0.734 per share income dividends. Since inception (March 26, 1999) through August 31, 2001, the Fund's total investment return was +14.42%, based on a change in per share net asset value from $10.00 to $9.55, and assuming reinvestment of $1.773 per share income dividends.

In reviewing this past year's performance, the Fund suffered most from pricing pressure on a handful of isolated credits rather than from poor industry selections. Specifically, the largest asset value loss (over 20% of the total loss) came from the Fund's $5 million position in Warnaco Inc., a manufacturer of jeans, athletic wear and intimate apparel. Warnaco, which had been hamstrung by a lawsuit with its licensor, Calvin Klein, continues to feel the impact of a weak overall environment for retail and apparel companies. Another credit that contributed heavily to the net asset value decline was Huntsman Corp., a commodity chemical manufacturer. The company has been at a serious cost disadvantage compared to Middle East ethylene manufacturers who enjoy cheaper energy feedstocks. Also posting a loss for the period was Global Crossing Holdings Ltd. (GX), a provider of undersea fiber connectivity. While it has had little exposure to the once high-flying Internet service providers, GX still has seen a drop-off in demand for its fiber capacity, and the price of the paper has responded accordingly. We believe that GX has a unique and valuable asset that will sustain it in the long run. In the interim, though, we may see additional price pressure and, potentially, a protracted workout process until demand again catches up with supply. Less worrisome but similar in effect were losses sustained in the Fund's position in Nextel Communications, Inc. Nextel, a bellwether in the wireless telecommunications market, saw its debt reprice from near-par levels to the low 90s in reaction to reports of a slowdown in subscriber growth. We do not see Nextel as a long-term credit problem and expect it to regain ground when the shakeout in telecommunications concludes. Last, our $5.5 million loan to Bridge Information Systems, Inc. fell from the low 80s at the end of August 2000 to as low as single digits in December before rallying sharply to the high 50s. Bridge, a premier provider of equity information and analytics, filed for Chapter 11 as it faced acquisition-related solvency concerns. After protracted negotiations, the lenders' agreement to sell the company to Reuters was cleared by the US Department of Justice on August 30, 2001, precipitating the recovery of asset value.

During what proved to be a turbulent year in the bank loan market, we maintained and, in fact, improved the Fund's very conservative investment profile through our credit selection and trading activities. As compared to the Credit Suisse First Boston Leveraged Loan Index at August 31, 2001, the Fund was slightly overweight in Ba-rated and above issues (53.5% compared to 53.3% for the Index), overweight in B-rated issues (26.4% compared to 23.9%), significantly underweight in Caa or below-rated issues (0.7% compared to 3.3%) and slightly overweight in not rated issues (19.5% compared to 19.4%). These figures represent an improvement over the already strong credit rating profile of the Fund one year ago, which were: Ba, 50.9%; B, 24.7%; Caa, 0.5%; and not rated, 23.9%. (Rating percentages are according to Moody's.)

From a sector perspective, we continued to put the most emphasis on those industries with strong asset values and stable cash flow characteristics. During the fiscal year, cable television took over the top sector concentration spot, moving from 10% of total assets to 11.1% of the portfolio, while broadcasting moved up from third to second (from 7.1% to 10.6%). Wireless telecommunications, while still a favored holding, was de-emphasized in recognition of the widespread price pressure that the larger telecommunications market is enduring, falling from first at 12.7% to third at 9.2%. At
August 31, 2001, the Fund held 84 issuers in 34 sectors, down slightly from 86 issuers in 37 sectors, respectively, at the beginning of the fiscal year. (See the "Portfolio Profile" section on page 4 of this report to shareholders, which provides listings of the Fund's ten largest holdings, five largest industries and quality ratings as of August 31, 2001.)


In Conclusion
During the second half of the fiscal year, we created liquidity in the Fund in order to most actively participate in a new-issue market that yielded the type of assets that we see as strong value holders for the long-term. Going forward, we believe that the Fund has the diversity and credit profile to weather the near-term economic uncertainty that the markets have faced since the tragic events of September 11. In fact, it is our belief that the senior, secured position of leveraged loans serves the asset class most during troubled economic times.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2001


We thank you for your investment in Merrill Lynch Senior Floating
Rate Fund II, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Kevin J. Booth)
Kevin J. Booth
Vice President and Portfolio Manager



(Joseph Matteo)
Joseph Matteo
Vice President and Portfolio Manager



September 28, 2001


The transfer agency fee schedule has been amended for Merrill Lynch Senior Floating Rate Fund II, Inc. The revised fee payable to
Financial Data Services, Inc., the transfer agent for the Fund, is $19 per shareholder account.


A Special Message to Shareholders

Merrill Lynch Investment Managers, L.P. ("MLIM") and its employees join the nation in mourning the victims and supporting the families of those so deeply affected by the tragic events that occurred on September 11. As the United States recovers from this devastating act of terrorism, we would like to assure our shareholders that client assets are safe and MLIM stands strong, capable and ready to serve our shareholders. Our company continues to be financially sound with a strong and liquid balance sheet. Our systems have remained fully operable, and our portfolio managers and their investment teams are on the job managing your Fund's investments. While we cannot predict financial market activity in the weeks and months ahead, we ask you to remain confident that your Fund is managed by highly qualified investment professionals who have experience managing portfolios in a variety of market conditions.

Although uncertainty has been injected into the financial markets, history has shown the resilience of our financial system in times of crisis. We should not underestimate the resolve of our business leaders, our government, and most of all, the spirit of our people to prevail and go forward with renewed strength.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2001


THE BENEFITS AND RISKS OF LEVERAGING

Merrill Lynch Senior Floating Rate Fund II, Inc. has the ability to utilize leverage through the borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

As discussed in Note 4 in the Notes to Financial Statements on page 18, the Trust did not use this leveraging capacity during the period ended August 31, 2001.


PORTFOLIO PROFILE

AS OF AUGUST 31, 2001

                                        Percent of
Ten Largest Holdings                   Total Assets

Nextel Communications, Inc.*               4.1%
Entravision                                2.7
Century Cable LLC                          2.6
Charter Communications Holdings            2.6
Isle of Capri Casinos, Inc.*               2.6
Huntsman ICI Chemicals LLC*                2.6
Wyndam International, Inc.*                2.5
Global Crossing Holdings Ltd.              2.4
Stone Container Corp.*                     2.2
Gray Communications Systems                1.8

*Includes combined holdings.


                                        Percent of
Five Largest Industries                Total Assets

Cable Television Services                 11.1%
Broadcasting--Radio & Television           10.6
Wireless Telecommunications                9.2
Chemicals                                  5.0
Gaming                                     4.4


                                        Percent of
Quality Rating                          Long-Term
S&P/Moody's                            Investments

BBB/Baa                                    3.3%
BB/Ba                                      51.3
B/B                                        27.7
CCC/Caa                                    1.4
D/D                                        2.1
NR (Not Rated)                             14.2



Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2001


FINANCIAL INFORMATION

Statement of Assets and Liabilities                                        Merrill Lynch Senior Floating Rate Fund II, Inc.

                    As of August 31, 2001
Assets:             Investment in Master Senior Floating Rate Trust, at value
                    (identified cost--$392,365,983)                                                         $   376,827,749
                    Prepaid registration fees and expenses                                                          194,241
                                                                                                             --------------
                    Total assets                                                                                377,021,990
                                                                                                             --------------

Liabilities:        Payables:
                        Dividends to shareholders                                       $       436,269
                        Administrator                                                           126,521             562,790
                                                                                         --------------
                    Accrued expenses and other liabilities                                                          218,892
                                                                                                             --------------
                    Total liabilities                                                                               781,682
                                                                                                             --------------

Net Assets:         Net assets                                                                               $  376,240,308
                                                                                                             ==============

Net Assets          Common Stock, par value $.10 per share; 1,000,000,000 shares
Consist of:         authorized                                                                              $     3,938,211
                    Paid-in capital in excess of par                                                            391,728,933
                    Accumulated realized capital losses on investments and from the
                    Trust--net                                                                                  (3,888,602)
                    Unrealized depreciation on investments from the Trust--net                                 (15,538,234)
                                                                                                             --------------
                    Net Assets--Equivalent to $9.55 per share based on 39,382,110
                    shares of Common Stock outstanding                                                      $   376,240,308
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2001

FINANCIAL INFORMATION (continued)

Statement of Operations                                                    Merrill Lynch Senior Floating Rate Fund II, Inc.

                    For the Year Ended August 31, 2001++
Investment          Interest and discount earned                                                            $     4,312,706
Income and Net      Facility and other fees                                                                          25,910
Investment          Net investment income allocated from the Trust:
Income from             Interest, facility fees and other income                                                 34,957,904
The Trust--Net:         Expenses                                                                                (4,112,152)
                                                                                                             --------------
                    Total income and net investment income from the Trust                                        35,184,368
                                                                                                             --------------

Expenses:           Administration fee                                                  $     1,725,564
                    Investment advisory fees                                                    406,561
                    Professional fees                                                           245,369
                    Tender offer fees                                                           215,318
                    Transfer agent fees                                                         161,558
                    Printing and shareholder reports                                            102,357
                    Registration fees                                                            96,646
                    Accounting services                                                          53,596
                    Directors' fees and expenses                                                 30,551
                    Assignment fees                                                               5,542
                    Custodian fees                                                                2,189
                    Other                                                                        10,155
                                                                                         --------------
                    Total expenses                                                                                3,055,406
                                                                                                             --------------
                    Investment income--net                                                                       32,128,962
                                                                                                             --------------

Realized &          Realized gain (loss):
Unrealized              On investments--net                                                      38,989
Gain(Loss) on           From the Trust--net                                                   (748,695)           (709,706)
Investments &                                                                            --------------
from The            Change in unrealized appreciation/depreciation:
Trust--Net:             On investments--net                                                 (2,442,826)
                        From the Trust--net                                                (11,025,725)        (13,468,551)
                                                                                         --------------      --------------
                    Net Increase in Net Assets Resulting from Operations                                     $   17,950,705
                                                                                                             ==============

++On October 6, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2001


FINANCIAL INFORMATION (concluded)

Statements of Changes in Net Assets                                        Merrill Lynch Senior Floating Rate Fund II, Inc.
                                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                            2001++                2000
Operations:         Investment income--net                                              $    32,128,962     $    27,549,122
                    Realized losson investments and from the Trust--net                       (709,706)         (3,173,858)
                    Change in unrealized appreciation/depreciation on
                    investments and from the Trust--net                                    (13,468,551)         (2,119,451)
                                                                                         --------------      --------------
                    Net increase in net assets resulting from operations                     17,950,705          22,255,813
                                                                                         --------------      --------------

Dividends to        Investment income--net                                                 (32,128,962)        (27,549,122)
Shareholders:                                                                            --------------      --------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                        (32,128,962)        (27,549,122)
                                                                                         --------------      --------------

Capital Share       Net increase (decrease) in net assets derived from
Transactions:       capital share transactions                                             (51,589,774)         217,875,943
                                                                                         --------------      --------------

Net Assets:         Total increase (decrease) in net assets                                (65,768,031)         212,582,634
                    Beginning of year                                                       442,008,339         229,425,705
                                                                                         --------------      --------------
                    End of year                                                          $  376,240,308      $  442,008,339
                                                                                         ==============      ==============

++On October 6, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Financial Highlights                                                       Merrill Lynch Senior Floating Rate Fund II, Inc.

The following per share data and ratios                                                                      For the Period
have been derived from information                                                        For the Year         March 26,
provided in the financial statements.                                                        Ended             1999++ to
                                                                                           August 31,          August 31,
Increase (Decrease) in Net Asset Value:                                              2001+++++       2000         1999
Per Share           Net asset value, beginning of period                             $   9.87       $  10.01       $  10.00
Operating                                                                            --------       --------       --------
Performance:        Investment income--net                                                .72            .77            .27
                    Realized and unrealized gain (loss) on investments and
                    from the Trust--net                                                 (.32)          (.14)            .01
                                                                                     --------       --------       --------
                    Total from investment operations                                      .40            .63            .28
                                                                                     --------       --------       --------
                    Less dividends from investment income--net                          (.72)          (.77)          (.27)
                                                                                     --------       --------       --------
                    Net asset value, end of period                                   $   9.55       $   9.87       $  10.01
                                                                                     ========       ========       ========

Total Investment    Based on net asset value per share                               4.25%+++          6.54%       3.02%+++
Return:**                                                                            ========       ========       ========

Ratios to Average   Expenses, net of reimbursement++++                                 1.66%*          1.58%          .55%*
Net Assets:                                                                          ========       ========       ========
                    Expenses++++                                                       1.66%*          1.68%         1.77%*
                                                                                     ========       ========       ========
                    Investment income--net                                             7.45%*          7.80%         6.77%*
                                                                                     ========       ========       ========

Supplemental        Net assets, end of period (in thousands)                         $376,240       $    442       $    229
Data:                                                                                ========       ========       ========
                    Portfolio turnover                                                     --         46.95%         28.49%
                                                                                     ========       ========       ========

*Annualized.
**Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists. The Fund's investment adviser waived a portion of its management fee. Without such waiver, the Fund's returns would have been lower.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++On October 6, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2001


NOTES TO FINANCIAL STATEMENTS

Merrill Lynch Senior Floating Rate Fund II, Inc.

1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. On October 6, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Senior Floating Rate Trust (the "Trust"), a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at August 31, 2001 was 99.9%. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. When the Fund was a stand-alone investment company, interest income (including amortization of discount) was recognized on the accrual basis. Realized gains and losses on security transactions were determined on the identified cost basis.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has an Administrative Services Agreement with FAM whereby FAM will receive a fee equal to an annual rate of .40% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2001, FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $215,571 relating to the tender of the Fund's shares.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Trust for the period October 6, 2000 to August 31, 2001 were $540,467,881 and $178,198,955, respectively.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)

Merrill Lynch Senior Floating Rate Fund II, Inc.

4. Capital Share Transactions:

Transactions in capital shares were as follows:


For the Year Ended                                     Dollar
August 31, 2001                         Shares         Amount

Shares sold                          9,290,501    $  90,014,304
Shares issued to shareholders
in reinvestment of dividends         1,649,893       15,966,656
                                   -----------    -------------
Total issued                        10,940,394      105,980,960

Shares redeemed                    (16,338,080)   (157,570,734)
                                   -----------    -------------
Net decrease                       (5,397,686)    $(51,589,774)
                                   ===========    =============



For the Year Ended                                     Dollar
August 31, 2000                         Shares         Amount

Shares sold                         27,234,679    $ 271,213,209
Shares issued to shareholders
in reinvestment of dividends         1,438,383       14,304,352
                                   -----------    -------------
Total issued                        28,673,062      285,517,561
Shares redeemed                    (6,818,025)     (67,641,618)
                                   -----------    -------------
Net increase                        21,855,037    $ 217,875,943
                                   ===========    =============



5. Capital Loss Carryforward:
At August 31, 2001, the Fund had a net capital loss carryforward of approximately $3,134,000, of which $5,000 expires in 2007, $58,000 expires in 2008 and $3,071,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Events:
The Fund begins a quarterly tender offer on October 22, 2001 that concludes on November 23, 2001.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Merrill Lynch Senior
Floating Rate Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Senior Floating Rate Fund II, Inc. as of August 31, 2001, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Senior Floating Rate Fund II, Inc. as of August 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 22, 2001



Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2001


SCHEDULE OF INVESTMENTS                                                                   Master Senior Floating Rate Trust

                   S&P     Moody's     Face                     Senior Secured
Industries        Rating   Rating     Amount            Floating Rate Loan Interests*                             Value
Air                NR++     NR++  $ 1,350,000   Gemini Air Cargo, Term A, due 8/12/2005                      $    1,184,625
Transportation--
0.3%

Aircraft &         BB-      Ba3       638,627   Fairchild Semiconductors Corp., Term, due 4/30/2006                 616,276
Parts--0.2%

Amusement &        NR++     NR++    5,000,000   Metro-Goldwyn-Mayer Co., Term B, due 3/31/2006                    4,990,000
Recreational
Services--1.3%

Apparel--0.4%      NR++     NR++    4,600,000   Warnaco Inc., Term due 8/12/2002***                               1,564,000

Automotive         B+       B1      4,788,054   Citation Corporation, Term B, due 12/01/2007                      3,950,144
Equipment--2.7%    BB-      Ba3     2,300,000   Collins & Aikman Corp., Term B, due 6/30/2005                     2,277,000
                                                Tenneco Automotive Inc.:
                   B+       B2      2,254,762      Term B, due 11/02/2007                                         1,928,527
                   B+       B2      2,254,762      Term C, due 5/02/2008                                          1,928,527
                                                                                                             --------------
                                                                                                                 10,084,198

Broadcasting--     NR++     NR++    3,000,000   Bahakel Communications Ltd., Term B, due 6/30/2008                2,782,500
Radio &            CC       B2      5,500,000   Benedek Broadcasting Corporation, Term B, due 11/20/2007          4,977,500
Television--       B+       Ba3     2,000,000   Citadel Communications, Term B, due 8/31/2009                     2,012,812
10.6%              NR++     NR++    5,880,000   Corus Entertainment Inc., Tranche II, due 8/31/2007               5,894,700
                                                Cumulus Media Inc.:
                   B        B1      1,800,000      Term B, due 9/30/2007                                          1,795,500
                   B        B1      1,200,000      Term C, due 2/28/2008                                          1,197,000
                   NR++     NR++   10,000,000   Entravision, Term B, due 12/31/2008                              10,057,500
                   B+       Ba3     6,965,000   Gray Communications Systems, Term B, due 12/31/2005               6,975,886
                   NR++     NR++      828,622   VHR Broadcasting, Term B, due 9/30/2007                             763,907
                   BB       Ba2     3,457,360   Young Broadcasting Inc., Term B, due 12/31/2006                   3,480,932
                                                                                                             --------------
                                                                                                                 39,938,237

Building           B+       Ba3     2,921,053   Better Minerals, Term B, due 9/30/2007                            2,723,882
Materials--1.5%    B+       B1      2,853,775   Panolam Industries, Term B, due 1/24/2006                         2,782,431
                                                                                                             --------------
                                                                                                                  5,506,313

Cable              BB       Ba3     5,000,000   CC VI Operating Company LLC, Term B, due 11/12/2008               4,980,000
Television         BB+      Ba3     4,000,000   CC VIII Operating Company LLC, Term B, due 2/02/2008              3,998,252
Services--11.1%    BB       Ba3    10,000,000   Century Cable LLC, Discretionary Term, due 6/30/2009              9,919,790
                   BB+      Ba3    10,000,000   Charter Communications Holdings, Term B, due 3/18/2008            9,917,100
                   D        NR++    5,210,526   Classic Cable Inc., Term B, due 1/31/2008                         4,778,053
                   BB+      Ba3     3,500,000   Insight Midwest, Term B, due 12/31/2009                           3,522,313
                   B+       B1      4,975,000   Pegasus Media & Communications, Term, due 4/30/2005               4,925,250
                                                                                                             --------------
                                                                                                                 42,040,758

Chemicals--5.0%    BB-      Ba3     5,000,000   Huntsman Corp., Term C, due 12/31/2005                            4,170,000
                                                Huntsman ICI Chemicals LLC:
                   BB-      Ba3     4,900,000      Term B, due 6/30/2007                                          4,859,575
                   BB-      Ba3     4,900,000      Term C, due 6/30/2008                                          4,855,900
                   NR++     Ba3     4,887,493   Lyondell Petrochemical Co., Term E, due 5/17/2006                 4,966,480
                                                                                                             --------------
                                                                                                                 18,851,955


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                       Master Senior Floating Rate Trust

                   S&P     Moody's     Face                     Senior Secured
Industries        Rating   Rating     Amount            Floating Rate Loan Interests*                             Value
Computer-                                       Bridge Information Systems:
Related            NR++     NR++  $ 1,846,334      Term, due 5/29/2003***                                    $    1,061,642
Products--0.8%     NR++     NR++    3,652,470      Term B, due 5/29/2005***                                       2,100,170
                                                                                                             --------------
                                                                                                                  3,161,812

Consumer                                        Simmons Co.:
Products--1.5%     B+       Ba3     2,413,088      Term B, due 10/28/2005                                         2,418,518
                   B+       Ba3     3,222,290      Term C, due 10/27/2006                                         3,234,777
                                                                                                             --------------
                                                                                                                  5,653,295

Electronics/       B+       NR++    4,901,961   Acterna Corporation, Term B, due 9/30/2007                        4,419,936
Electrical         BB       Ba2     3,194,643   Amkor Technology Inc., Term B, due 9/30/2005                      3,176,893
Components--       NR++     Ba3     1,180,437   DD Inc., Term B, due 4/22/2005                                    1,150,926
4.2%                                            Semiconductor Components:
                   B+       B1      1,444,444      Term B, due 8/04/2006                                          1,291,875
                   B+       B1      1,555,556      Term C, due 8/04/2007                                          1,391,250
                   BB-      B1      2,000,000      Term D, due 8/04/2007                                          1,788,750
                   B+       B2      3,445,456   Superior Telecom, Term A, due 5/27/2004                           2,767,849
                                                                                                             --------------
                                                                                                                 15,987,479

Energy--0.5%       BB-      NR++    1,200,000   Dresser Inc., Term B, due 4/10/2009                               1,216,050
                   NR++     NR++      498,750   WH Energy, Term B, due 4/16/2007                                    499,997
                                                                                                             --------------
                                                                                                                  1,716,047

Environmental                                   IT Group Inc.:
Services--0.8%     BB       B1      1,470,000      Term, due 6/11/2004                                            1,454,075
                   BB       B1      1,454,237      Term B, due 6/11/2007                                          1,434,242
                                                                                                             --------------
                                                                                                                  2,888,317

Food &             BB-      Ba3     1,769,374   Merisant Company, Term B, due 3/30/2007                           1,772,323
Kindred
Products--0.5%

Forest             BBB-     Baa2    2,000,000   Potlatch Corporation, Term B, due 6/29/2005                       2,020,834
Products--
0.5%

Gaming--4.4%                                    Ameristar:
                   B+       Ba3     3,400,074      Term B, due 12/20/2006                                         3,417,074
                   B+       Ba3     2,914,349      Term C, due 12/20/2007                                         2,928,921
                                                Isle of Capri Casinos, Inc.:
                   BB-      Ba2     5,266,667      Term B, due 3/01/2006                                          5,261,732
                   BB-      Ba2     4,608,333      Term C, due 3/01/2007                                          4,604,015
                   B+       B1        497,494   Scientific Games, Term B, due 9/30/2007                             496,872
                                                                                                             --------------
                                                                                                                 16,708,614

Health Services--                               Dade Behring Inc.:
1.1%               D        NR++    1,213,586      Term B, due 6/30/2006                                            999,994
                   D        NR++    1,213,586      Term C, due 6/30/2007                                            999,994
                   BB-      Ba2     1,990,000   Davita Inc., Term B, due 3/31/2006                                2,008,656
                                                                                                             --------------
                                                                                                                  4,008,644

Hotels &           B        NR++    1,340,551   Lodgian Financing Corp., Term B, due 7/15/2006                    1,293,632
Motels--2.8%                                    Wyndam International, Inc.:
                   NR++     NR++    5,492,308      Increasing Rate Term, due 6/30/2004                            5,412,977
                   NR++     NR++    4,000,000      Term, due 6/30/2006                                            3,903,056
                                                                                                             --------------
                                                                                                                 10,609,665


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                      Master Senior Floating Rate Trust

                   S&P     Moody's     Face                     Senior Secured
Industries        Rating   Rating     Amount            Floating Rate Loan Interests*                             Value
Industrial         B+       B2    $ 2,955,080   Muzak Audio, Term B, due 12/31/2006                          $    2,844,265
Services--0.8%

Leasing & Rental   B+       B2      1,960,000   Anthony Crane Rental LP, Term, due 7/22/2006                      1,675,800
Services--1.7%     B        Caa1    2,940,300   Nations Rent Inc., Term B, due 7/20/2006                          2,161,120
                   CCC+     NR++    2,933,536   Rent Way Inc., Term B, due 9/30/2006                              2,566,844
                                                                                                             --------------
                                                                                                                  6,403,764

Manufacturing--    B        B3      2,133,029   Blount International Inc., Term B, due 6/30/2006                  1,877,066
3.1%                                            Mueller Industries Inc.:
                   B+       B1      2,450,000      Term B, due 8/16/2006                                          2,455,103
                   B+       B1      2,450,000      Term C, due 8/16/2007                                          2,455,103
                   BB+      Ba2     1,994,996   SPX Corporation, Term C, due 12/31/2007                           2,001,730
                   BB-      Ba3     2,968,836   Terex Corp., Term C, due 3/06/2006                                2,979,227
                                                                                                             --------------
                                                                                                                 11,768,229

Medical            B        B1      1,970,000   Hanger Orthopedic Group Inc., Term B, due 12/30/2006              1,835,384
Equipment--0.5%

Metals &           D        Caa3    2,585,000   LTV Corporation, Term, due 10/31/2004                             2,229,562
Mining--0.6%

Paper--2.2%                                     Stone Container Corp.:
                   B+       Ba3     2,377,500      Term E, due 10/01/2003                                         2,387,630
                   B+       Ba3     2,458,664      Term F, due 12/31/2005                                         2,466,347
                   B+       Ba3     1,966,014      Term G, due 12/31/2006                                         1,969,209
                   B+       Ba3     1,597,067      Term H, due 12/31/2006                                         1,599,662
                                                                                                             --------------
                                                                                                                  8,422,848

Printing &         B        B1      4,950,000   Liberty Group Operating, Term B, due 3/31/2007                    4,912,875
Publishing--3.1%   NR++     NR++      921,830   Reiman Publications, Term B, due 12/01/2005                         925,575
                                                Trader.com:
                   NR++     NR++    1,045,399      Term B, due 12/31/2006                                         1,008,810
                   NR++     NR++      704,601      Term C, due 12/31/2007                                           679,940
                   BB-      B1      2,960,797   Vertis, Inc., Term B, due 12/06/2008                              2,760,944
                   CCC      Ba3     1,474,859   Ziff-Davis Inc., Term B, due 3/31/2007                            1,280,669
                                                                                                             --------------
                                                                                                                 11,568,813

Property                                        Corrections Corporation of America:
Management--       B        B3        662,068      Term B, due 12/31/2002                                           638,896
2.6%               B        B3      4,355,508      Term C, due 12/31/2002                                         4,203,065
                   NR++     Ba3     4,950,000   NRT Inc., Term, due 7/31/2004                                     4,859,252
                                                                                                             --------------
                                                                                                                  9,701,213

Restaurants &                                   Domino's & Bluefence:
Food               B+       B1        950,455      Term B, due 12/21/2006                                           959,217
Service--0.5%      B+       B1        952,950      Term C, due 12/21/2007                                           961,736
                                                                                                             --------------
                                                                                                                  1,920,953

Tower              BB       B1      5,000,000   American Towers, Inc., Term B, due 12/31/2007                     4,943,750
Construction &     BB-      Ba3     3,896,000   Crown Castle International Corporation, Term B,
Leasing--4.2%                                   due 3/31/2008                                                     3,888,937
                   B+       B1      7,500,000   Spectracite Communications, Term B, due 12/31/2007                6,920,625
                                                                                                             --------------
                                                                                                                 15,753,312

Transportation     BB+      Ba1     4,975,000   Kansas City Southern Railroad, Term B, due 12/29/2006             5,019,307
Services--1.8%     B+       B1      1,970,000   North American Van Lines Inc., Term B, due 11/18/2007             1,792,700
                                                                                                             --------------
                                                                                                                  6,812,007


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                      Master Senior Floating Rate Trust

                   S&P     Moody's     Face                     Senior Secured
Industries        Rating   Rating     Amount            Floating Rate Loan Interests*                             Value
Utilities--3.7%    BB       Ba1   $ 1,503,846   AES Texas Funding II, Term, due 3/31/2002                    $    1,500,792
                                                Mission Energy Holdings:
                   NR++     NR++    1,038,961      Term A, due 7/02/2006                                          1,032,468
                   NR++     NR++    2,961,039      Term B, due 6/30/2006                                          2,942,532
                   BB+      Ba2     4,937,500   TNP Enterprises, Inc., Term, due 6/30/2006                        4,959,102
                   BB+      Ba1     3,465,000   Western Resources Inc., Term B, due 3/17/2003                     3,454,893
                                                                                                             --------------
                                                                                                                 13,889,787

Waste                                           Allied Waste North America Inc.:
Management--       BB       Ba3     1,969,954      Term B, due 6/30/2006                                          1,965,722
1.1%               BB       Ba3     2,363,944      Term C, due 6/30/2007                                          2,358,679
                                                                                                             --------------
                                                                                                                  4,324,401

Wired              BBB-     Ba1    10,000,000   Global Crossing Holdings Ltd., Term B, due 6/30/2006              9,038,640
Telecommuni-
cations--2.4%

Wireless                                        American Cellular Corp.:
Telecommuni-       BB-      Ba3     2,525,016      Term B, due 3/31/2008                                          2,498,057
cations--9.2%      BB-      Ba3     2,885,733      Term C, due 3/31/2009                                          2,854,922
                   B+       B1      4,376,250   Centennial Cellular Operating Co., Term C, due
                                                11/30/2007                                                        4,240,402
                                                Dobson Sygnet Operating Co.:
                   NR++     B3      1,599,915      Term B, due 3/23/2007                                          1,569,717
                   NR++     B3      1,676,241      Term C, due 12/23/2007                                         1,628,922
                                                Nextel Communications, Inc.:
                   BB-      Ba2     3,750,000      Term B, due 6/30/2008                                          3,476,617
                   BB-      Ba2     3,750,000      Term C, due 12/31/2008                                         3,476,617
                   BB-      Ba2     9,438,000      Term D, due 3/31/2009                                          8,592,516
                                                Rural Cellular Corp.:
                   B+       B1      2,750,000      Term B, due 10/03/2008                                         2,699,298
                   B+       B1      2,750,000      Term C, due 4/03/2009                                          2,699,584
                   NR++     B2      1,000,000   Tritel PCS Inc., Term B, due 12/31/2007                           1,001,563
                                                                                                             --------------
                                                                                                                 34,738,215

                                                Total Senior Secured Floating Rate Loan Interests
                                                (Cost--$346,111,351)--87.7%                                     330,554,785


                                                            Short-Term Securities
Commercial Paper**--5.0%           18,722,000   General Motors Acceptance Corp., 3.69% due 9/04/2001             18,722,000

US Government Agency                            Fannie Mae:
Obligations**--6.5%                 4,600,000      3.50% due 9/13/2001                                            4,595,975
                                   20,000,000      3.40% due 9/28/2001                                           19,954,667
                                                                                                             --------------
                                                                                                                 24,550,642

                                                Total Short-Term Securities
                                                (Cost--$43,272,642)--11.5%                                       43,272,642

Total Investments (Cost--$389,383,993)--99.2%                                                                   373,827,427
Other Assets Less Liabilities--0.8%                                                                               3,103,844
                                                                                                             --------------
Net Assets--100.0%                                                                                           $  376,931,271
                                                                                                             ==============


*The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate.
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
***Non-income producing security.
++Not Rated.
Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2001


FINANCIAL INFORMATION

Statement of Assets and Liabilities                                                       Master Senior Floating Rate Trust

                    As of August 31, 2001
Assets:             Investments, at value (identified cost--$389,383,993)                                    $  373,827,427
                    Cash                                                                                            256,780
                    Receivables:
                        Interest                                                        $     2,876,705
                        Contributions                                                           328,916
                        Commitment fees                                                           1,120           3,206,741
                                                                                         --------------
                    Prepaid registration fees and other assets                                                      166,554
                                                                                                             --------------
                    Total assets                                                                                377,457,502
                                                                                                             --------------

Liabilities:        Investment adviser payable                                                                      299,638
                    Accrued expenses and other liabilities                                                          226,593
                                                                                                             --------------
                    Total liabilities                                                                               526,231
                                                                                                             --------------

Net Assets:         Net assets                                                                               $  376,931,271
                                                                                                             ==============

Net Assets          Partners' capital                                                                        $  392,471,959
Consist of:         Unrealized depreciation on investments--net                                                (15,540,688)
                                                                                                             --------------
                    Net assets                                                                               $  376,931,271
                                                                                                             ==============

See Notes to Financial Statements.


Statement of Operations                                                                   Master Senior Floating Rate Trust

                    For the Period October 6, 2000++ to August 31, 2001
Investment          Interest and discount earned                                                             $   34,378,335
Income:             Facility and other fees                                                                         587,290
                                                                                                             --------------
                    Total income                                                                                 34,965,625
                                                                                                             --------------

Expenses:           Investment advisory fees                                            $     3,702,164
                    Accounting services                                                         142,391
                    Professional fees                                                           108,386
                    Custodian fees                                                               46,291
                    Offering costs                                                               34,319
                    Reorganization costs                                                         28,000
                    Assignment fees                                                              25,750
                    Trustees' fees and expenses                                                   8,335
                    Other                                                                        17,439
                                                                                         --------------
                    Total expenses                                                                                4,113,075
                                                                                                             --------------
                    Investment income--net                                                                       30,852,550
                                                                                                             --------------

Realized &          Realized loss on investments--net                                                             (748,718)
Unrealized          Change in unrealized depreciation on investments--net                                      (11,028,179)
Loss on                                                                                                      --------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                     $   19,075,653
                                                                                                             ==============

++Commencement of operations.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2001


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets                                                       Master Senior Floating Rate Trust
                                                                                                             For the Period
                                                                                                          October 6, 2000++
Increase (Decrease) in Net Assets:                                                                       to August 31, 2001
Operations:         Investment income--net                                                                   $   30,852,550
                    Realized loss on investments--net                                                             (748,718)
                    Change in unrealized depreciation on investments--net                                      (11,028,179)
                                                                                                             --------------
                    Net increase in net assets resulting from operations                                         19,075,653
                                                                                                             --------------

Capital             Proceeds from contributions                                                                 532,987,821
Transactions:       Fair value of withdrawals                                                                 (175,232,303)
                                                                                                             --------------
                    Net increase in net assets derived from net capital transactions                            357,755,518
                                                                                                             --------------

Net Assets:         Total increase in net assets                                                                376,831,171
                    Beginning of period                                                                             100,100
                                                                                                             --------------
                    End of period                                                                            $  376,931,271
                                                                                                             ==============

++Commencement of operations.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2001


FINANCIAL INFORMATION (concluded)

Statement of Cash Flows                                                                   Master Senior Floating Rate Trust
                                                                                                             For the Period
                                                                                                          October 6, 2000++
                                                                                                         to August 31, 2001
Cash Provided       Net increase in net assets resulting from operations                                    $    19,075,653
by Operating        Adjustments to reconcile net increase in net assets resulting from
Activities:         operations to net cash provided by operating activities:
                        Decrease in receivables                                                                   1,206,405
                        Increase in other assets                                                                  (166,554)
                        Decrease in other liabilities                                                             (124,568)
                        Realized and unrealized loss on investments--net                                         11,776,897
                        Amortization of discount                                                                (2,382,955)
                                                                                                             --------------
                    Net cash provided by operating activities                                                    29,384,878
                                                                                                             --------------

Cash Provided       Proceeds from principal payments and sales of loan interests                                156,291,375
by Investing        Purchases of loan interests                                                                (74,392,795)
Activities:         Purchases of short-term investments                                                     (4,271,399,661)
                    Proceeds from sales and maturities of short-term investments                              4,254,744,343
                                                                                                             --------------
                    Net cash provided by investing activities                                                    65,243,262
                                                                                                             --------------

Cash Used for       Cash receipts on capital contributions                                                       80,860,943
Financing           Cash payments on capital withdrawals                                                      (175,232,303)
Activities:                                                                                                  --------------
                    Net cash used for financing activities                                                     (94,371,360)
                                                                                                             --------------

Cash:               Net increase in cash                                                                            256,780
                    Cash at beginning of period                                                                          --
                                                                                                             --------------
                    Cash at end of period                                                                    $      256,780
                                                                                                             ==============

++Commencement of operations.

See Notes to Financial Statements.


Financial Highlights                                                                      Master Senior Floating Rate Trust
                                                                                                             For the Period
The following ratios have been derived from                                                               October 6, 2000++
information provided in the financial statements.                                                        to August 31, 2001
Ratios to Average   Expenses                                                                                         1.06%*
Net Assets:                                                                                                  ==============
                    Investment income--net                                                                           7.92%*
                                                                                                             ==============

Supplemental        Net assets, end of period (in thousands)                                                 $      376,931
Data:                                                                                                        ==============
                    Portfolio turnover                                                                               19.53%
                                                                                                             ==============

*Annualized.
++Commencement of operations.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2001


NOTES TO FINANCIAL STATEMENTS

Master Senior Floating Rate Trust

1. Significant Accounting Policies:
Master Senior Floating Rate Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. On October 6, 2000, the Trust received all of the assets of a registered investment company that converted to a master/feeder structure. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Loan participation interests--The Trust invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Trust, which Trust management believes equals or exceeds the principal amount of the corporate loan. The Trust may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Trust will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Trust's investment.Because agents and intermediaries are primarily commercial banks, the Trust's investment in corporate loans at August 31, 2001 could be considered to be concentrated in commercial banking.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Directors. Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Loan Interests for which no reliable price quotes are available, such Loan Interests will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. For Loan Interests for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Loan Interests will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Interest rate transactions--The Trust is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Trust exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Accordingly, as a "pass through" entity, the Trust pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)

Master Senior Floating Rate Trust

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust will adopt the provisions to amortize all premiums and discounts on debt securities effective September 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust, but will result in a $1,597 decrease to the cost of securities and a corresponding $1,597 increase to net unrealized depreciation, based on debt securities held as of August 31, 2001.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .95% of the average daily value of the Trust's net assets.

Prior to January 1, 2001, FAM provided accounting services to the Trust at its cost and the Trust reimbursed FAM for these services. FAM continues to provide certain accounting services to the Trust. The Trust reimburses FAM at its cost for such services. For the year ended August 31, 2001, the Trust reimbursed FAM an aggregate of $41,999 for the above-described services. The Trust entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Trust. The Trust pays a fee for these services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, FDS and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period October 6, 2000 to August 31, 2001 were $74,392,795 and $155,970,863, respectively.

Net realized gains (losses) for the period October 6, 2000 to August 31, 2001 and net unrealized gains (losses) as of August 31, 2001 were as follows:


                                    Realized       Unrealized
                                     Gains           Gains
                                    (Losses)        (Losses)

Loan interests                   $  (750,165)     $(15,556,567)
Short-term investments                 1,447                --
Unfunded loan interests                   --            15,879
                                 ------------     -------------
Total                            $  (748,718)     $(15,540,688)
                                 ============     =============


As of August 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $15,556,567, of which $1,431,213 related to appreciated securities and $16,987,780 related to depreciated securities. At August 31, 2001, the aggregate cost of investments for Federal income tax purposes was $389,383,993.


4. Short-Term Borrowings:
On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the period October 6, 2000 to August 31, 2001.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2001


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors, Master Senior Floating Rate
Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Senior Floating Rate Trust as of August 31, 2001, the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period October 6, 2000 (commencement of operations) to August 31, 2001. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2001 by correspondence with the custodian and financial intermediaries; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Senior Floating Rate Trust as of August 31, 2001, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the period October 6, 2000 (commencement of operations) to August 31, 2001 in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
October 22, 2001



OFFICERS AND DIRECTORS/TRUSTEES

Terry K. Glenn, President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Charles C. Reilly, Director/Trustee
Kevin A. Ryan, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
Kevin J. Booth, Vice President
Joseph Matteo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863